EXHIBIT 21.1


SUBSIDIARIES OF REGISTRANT


American Care Communities, Inc.
CareAmerica, Inc.
Crown Pointe Development-Corona (LP)
Crown Pointe, Inc.
Graybrier, Inc.
Greenbriar Financial Corporation
Kellway Corporation
King City Retirement Corporation
Liberty Acquired Brain Injury Habilitation Services, Inc.
Liberty Group, LP
Real Estate Investors, LLC
Residential Healthcare Properties, Inc.
Retirement Real Estate, Inc.
Rose Terrace of Wendell, Inc.
Senior Living Management Payroll Company
Senior Living Management, Inc.
SLM-Crown Pointe, Inc.
SLM-Oak Park, Inc.
SLM-Sweetwater Springs, LLC
SLM-Wedgwood Terrace, Inc.
Sweetwater Springs Group, LLC
Villa Residential Care Homes-Arlington I,
LP Villa Residential Care Homes-Corpus
Christi South LP Villa Residential Care Homes-Ft. Worth East, LP
Villa Residential Care Homes-Granbury, LP
Villa Residential Care Homes-Oak Park, LP
Wedgwood Realty Corporation Wedgwood Retirement Inns, Inc.
Wedgwood Terrace, Inc.
Windsor Group, LLC
Windsor House Florence, Inc.
Windsor House Greenville, LLC